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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 15, 2006

                               ERF WIRELESS, INC.
                               ------------------
              (Exact name of registrant as specified in its charter

          Nevada                     000-27467                  76-0196431
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

         2911 SOUTH SHORE BOULEVARD, SUITE 100, LEAGUE CITY, TEXAS 77573
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (281) 538-2101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

On December 15, 2006, ERF Wireless, Inc., entered into a definitive agreement to acquire assets from Southwest Enhanced Network Services, LP, which acquisition was reported on Form 8-K filed with the Securities and Exchange Commission ("SEC") on December 21, 2006. ERF has determined that the acquisition lacks the critical elements of a business and is therefore being treated as an asset acquisition. Accordingly, no financial statements and pro forma financial information will be filed with the SEC under Item 9.01 of Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             January 16, 2007


                                             /S/ DR. H. DEAN CUBLEY
                                             -----------------------------------
                                             DR. H. DEAN CUBLEY
                                             CHIEF EXECUTIVE OFFICER